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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 31, 2005 (May 25, 2005)
                                                --------------------------------


                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-20050                                       36-3210283
--------------------------------            ------------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                           61356
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code       (815) 875-4444
                                                  -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

On May 25, 2005, the Registrant mailed a letter to its stockholders concerning the results of the 2005 annual meeting of stockholders and the results of the 1st quarter of 2005. The letter to stockholders dated May 25, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits:

                      Exhibit 99.1     Letter to Stockholders dated May 25, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRINCETON NATIONAL BANCORP, INC.
                                                   (Registrant)


                                        By:      /s/Tony J. Sorcic
                                           ------------------------------------
                                                 Tony J. Sorcic, President and
                                                   Chief Executive Officer


Dated:  May 31, 2005


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                                  EXHIBIT INDEX



NUMBER                DESCRIPTION
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

  99.1                Letter to Stockholders dated May 25, 2005



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